EXHIBIT 99.2

This presentation contains certain statements that may be deemed to be "forward- looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include the factors described from time to time in the Company's filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement. Forward Looking Statements

Overview

Management Representatives David Sharp Chief Executive Officer Ronald Mogel Chief Financial Officer

Highlights Commodity Prices and Sector Fundamentals remain strong Hurricane Damage Continues to Support Repair Work Geographically Focused on Attractive Markets Leading Position in Domestic Markets Management Averages 27 Years of Experience Commitment to safety, environment and quality Record Recent Results Strong Balance Sheet

Safety in Project Execution Committed to safety, environment and quality! Total Recordable Incident Rate (TRIR) 12 months rolling average Dec'04 June'05 Dec'05 June'06 Dec'06 Horizon TRIR 1.11 1.16 1.25 0.92 0.78 TRIR= 200,000 (OSHA Multiplier) X Recordable Incidents Man Hours Worked

Horizon Offshore Pipe installation Pipebury, hook-up and commissioning Production platform installation Production platform salvage Four pipelay / pipebury vessels Two derrick barges One dedicated pipebury barge One combination derrick / pipelay barge One diving support / pipelay vessel U. S. Gulf of Mexico Northeast USA Mexico Latin America West Africa Southeast Asia Mediterranean

Business Strategy Measure assumed risk Effective contract negotiation Maximize margins and improve liquidity Expand the range of services Seek additional international equipment Strong market presence Developed customer base Robust market conditions Personnel retention Asset utilization Efficient production and construction methods Attractive international opportunities Strategic acquisitions Increase Operating Capabilities of Our Fleet Reduce and Manage Risk Maintain Gulf of Mexico Focus Deliver Superior Execution Capitalize on Select Opportunities

Global Operating Capabilities Note: 2007 estimated revenues based on mid-point of publicly-released guidance. 2006 Revenue: $547 million 2007E Revenue: $440 - $485 million North America /Gulf of Mexico Offshore Mexico / Latin America Southeast Asia / Mediterranean West Africa 0.62 0.28 0.07 0.03 Noth Americana /Gulf of Mexico Offshore Mexico / Latin America Southeast Asia / Mediterranean West Africa 42 38 4 16 2006 2007E Currently Active Past Active

Pipelay Services

Pipebury Services

Derrick Lift Services

Horizon Vessels We provide a full range of pipelay and heavy lift services in varying water depths in the Gulf of Mexico and selected international markets.

Our Markets

Worldwide Demand for Offshore Drilling Rigs ___________________________ Source: ODS PetroData The increased demand for offshore drilling rigs will be a primary driver of new worldwide offshore construction demand Increased Offshore Construction Activity

Domestic Theater Strong Industry Fundamentals We are a market leader in the Domestic region High newbuild cost Long construction periods Investment in the Gulf of Mexico projected to remain active for foreseeable future, aided by existing planned capex, abandonment programs, and continuing hurricane repair work High Barriers to Entry Heavy lease bidding Shallow water investment Commodity prices attractive remain Near-term lease expiration Robust E&P Investment Gulf of Mexico Significant project in Northeast Strong demand Historically our most stable market Shorter projects Solid margins Growing Market Effect of Ivan Katrina and Rita Significant damage to infrastructure Aging platforms Hurricane Damage

Competitive Landscape - Domestic Pipelay / Pipebury Derrick Lift Shallow Intermediate Horizon Offshore u u u Global Industries u u u Chet Morrison u - - Offshore Specialty Fabricators - - u Cal - Dive u - - TETRA Technologies - - u

Gulf of Mexico Lease Activity ___________________________ Source: ODS PetroData and the U.S. Department of the Interior. Lease bidding has historically been a strong leading indicator of drilling demand Rigs High Lease Bids ($ mm)

Gulf of Mexico Construction Activity ___________________________ Source: ODS PetroData. (1) Indicates miles installed year-to-date and known-planned miles to be installed. Pipeline installations have historically followed offshore rig activity Rigs Miles of Pipelines (1) Drop in 2005 and 2006 due to pipeline repair

Growth in Mexico / Latin America Markets We are well positioned to capitalize on our relationship with PEMEX Longer duration projects Longer lead times Higher visibility PEMEX is key variable in the region Mexico is a net importer of natural gas and PEMEX is increasing capex Returning to Columbia to execute construction project for Major Oil company. Experience in Ecuador, Venezuela Short Mobilization From Base in Texas PEMEX Capex Revenues Industrials Trend Fourth Fifth Sixth Seventh Eighth '98 5.1 1100 233 3961 2876 1297 466 267 '99 5.5 1100 269 3691 2876 1027 1333 303 '00 7.5 '01 6.9 '02 7.8 '03 10.1 '04 10.9 '05 10.8 '06E 13.1 '07E 16

West Africa & Southeast Asia / Mediterranean Growing Exploratory Region We are able to partially offset the seasonality of the Gulf of Mexico markets by participation in other key operating areas Seasonal Hedge Longer lead times / Increased visibility Reasonable Mobilization from GOM to W.A. Mobilization from Sea to Med, Middle East, India Etc. Large shallow water reserves Shift from flaring to piping Decreased International competition Emerging LNG West Africa Gas Pipeline Israel Electric Corporation TLO Project Continued development in West Africa and SE Asia / Mediterranean can provide a seasonal hedge for our vessels Shift to natural gas Shift from flaring to piping Strong growth potential Strategic Rationale Recent Significant Contracts Offshore West Africa Market Southeast Asia Market

Customer Relationships Anglo Suisse Key Customers

Financial Overview

Financial Strength Financial Strength Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Cash 43 22.4 57.1 60.4 Debt 130.1 141.1 131.7 118.9 Net Debt 87.1 118.7 74.6 58.5 17.3 12/31/2005 3/31/2006 6/30/2006 09/30/2006 12/31/2006 Cash and cash equivalent $43.0 $22.4 $57.1 $60.4 $96.9 Total Debt $130.1 $141.1 $131.7 $118.9 $114.2 Total Stockholder's Equity $183.5 $201.0 $258.8 $281.0 $297.3 Total Book Capitalization $313.6 $342.1 $390.5 $399.9 $ 411.5 Credit Statistics Debt / Book Capitalization 41.5% 41.3% 33.7% 29.7% 27.8% Net Debt / Net Book Capitalization 32.2% 37.1% 22.4% 17.2% 5.5% Net Debt / LTM Adjusted EBITDA 1.7x 1.3x 0.7x 0.5x 0.1x

EBITDA 2004 17.672 2005 50.696 2006 132 2007E 100 Adjusted EBITDA 2004 254.209 2005 325.044 2006 547.3 2007E 455 Growth We have experienced significant growth in revenues and adjusted EBITDA Note: EBITDA includes reserves in respect of Pemex claims off $18.5MM for 2006. 2004 2005 2006 2007E % Revenue 6.96 15.6 24.1 22 EBITDA as a % of Revenue Revenue

2007E Guidance Summary Financial Data We forecast solid results in 2007 Domestic demand has continued to remain strong Major contract with Algonquin Gas Transmission, LLC. in Northeast U.S. High Activity in Mexico Market Term contract with TLO in Malaysia ($ in millions except Per Share amounts ) 1Q 2007 Guidance 2007 Guidance 2006 Low End High End Low End High End Revenues $547.3 $85.0 - $95.0 $440.0 - $485.0 EBITDA 132.0 10.0 - 13.0 90.0 - 110.0 Diluted EPS 2.14 $0.03 - $0.09 $1.27 - $1.67

Reconciliation of Net Income (Loss) to EBITDA

Non-GAAP Financial Measure

Horizon calculates Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) as net income excluding income taxes, net interest expense, depreciation and amortization, and adjusted for loss on debt extinguishment, stock-based compensation, non-cash impairments and gain on insurance settlement. Adjusted EBITDA is not calculated in accordance with Generally Accepted Accounting Principles (GAAP), but is a non-GAAP measure that is derived from items in Horizon's GAAP financials and is used as a measure of operational performance. Management references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Horizon also has aligned the disclosure of Adjusted EBITDA with the financial covenants in its material credit agreements with various lenders, which include ratios requiring a determination of EBITDA, as defined. Adjusted EBITDA is a material component of the financial covenants in Horizon's credit agreements and non-compliance with the covenants could result in the acceleration of indebtedness. Horizon believes Adjusted EBITDA is a commonly applied measurement of financial performance by investors. Horizon believes Adjusted EBITDA is useful to investors because it gives a measure of operational performance without taking into account items that Horizon does not believe relate directly to operations or that are subject to variations that are not caused by operational performance. Horizon also uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned. This non-GAAP measure is not intended to be a substitute for GAAP measures, and investors are advised to review this non-GAAP measure in conjunction with GAAP information provided by Horizon. Adjusted EBITDA should not be construed as a substitute for income from operations, net income (loss) or cash flows from operating activities (all determined in accordance with GAAP) for the purpose of analyzing Horizon's operating performance, financial position and cash flows. Horizon's computation of Adjusted EBITDA may not be comparable to similar titled measures of other companies. A reconciliation of this non-GAAP measure to Horizon's net income (loss) follows:

	Full Year 2006	First Quarter 2007 Low End	First Quarter 2007 High End	Full Year 2007 Low End	Full Year 2007 High End
($'s in millions)					
Adjusted EBITDA calculation is as follows:					
Net income (loss)	$ 67.0	$ 1.0	$ 3.0	$ 41.0	$ 54.0
Income tax provision	29.4	0.5	1.2	18.4	24.3
Net interest expense	11.0	2.1	2.1	5.2	5.2
Depreciation and amortization	27.4	5.0	5.1	20.5	20.8
Loss on debt extinguishment	2.4	–	–	–	–
Stock-based compensation	9.0	1.4	1.6	4.9	5.7
Non-cash impairments	0.1	–	–	–	–
Gain on insurance settlement	(14.3)	–	–	–	–
Adjusted EBITDA	$ 132.0	$ 10.0	$ 13.0	$ 90.0	$ 110.00

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